                                                                 EXHIBIT 10.2.11

AFTER RECORDING RETURN TO:               CROSS REFERENCE TO:

Weiss & Kala, L.I.C.                     Deed Book 14848, Page 0001,
6111 Peachtree-Dunwoody                  Gwinnett County, Georgia
Bldg. D                                  Records
Atlanta, Georgia  30328


                       THIRD AMENDMENT TO LEASE AGREEMENT


     THIS THIRD AMENDMENT TO LEASE AGREEMENT ("Amendment") dated as of February
                                               ---------
29, 2000, is between WACHOVIA CAPITAL MARKETS, INC., a Georgia corporation

("Lessor") and SCIENTIFIC-ATLANTA, INC., a Georgia corporation ("Lessee").
  ------                                                         ------

     WHEREAS Lessor and Lessee executed that certain Lease Agreement (as amended, the "Lease") dated as of July 30, 1997, and filed for record on October
              -----
9, 1997, in Deed Book 14848, Page 0001, Records of Gwinnett County, Georgia; as amended by that certain First Amendment to Lease Agreement dated as of October ____, 1997, and filed for record on January 16, 1998, in Deed Book 15319, Page 085, aforesaid records; as further amended by that certain Second Amendment to Lease Agreement dated as of November ____, 1997, and filed for record on January 16, 1998, in Deed Book 15319, Page 118, aforesaid records.

     WHEREAS Lessor and Lessee wish to amend certain provisions of the Lease, subject to the terms set forth below;

     NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows with respect to the Lease:

     1.  Amendment to Lease.  The legal description attached to the Lease as
         ------------------
Exhibit "A" is hereby deleted in its entirety and replaced with Exhibit "A"
-----------                                                     -----------
attached hereto.

     2.  Continued Validity.  Lessor and Lessee hereby acknowledge and agree
         ------------------
that, except as expressly modified hereby, the Lease has not been modified or amended, is in full force and effect in accordance with the terms and provisions thereof as modified hereby, and is hereby ratified and confirmed by both Lessor and Lessee.

     3.  Binding Effect.  This Amendment shall insure to the benefit of and be
         --------------
binding upon Lessor and Lessee and their respective successors, legal representatives and permitted assigns.

     4.  Defined Terms.  All initially-capitalized terms used but not defined
         -------------
herein shall have the meaning ascribed thereto in the Lease.


             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]
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     IN WITNESS WHEREOF, the Lessor and Lessee have caused this Amendment to be executed under seal as of the date first above written.


                                           LESSOR:
                                           ------

Signed, sealed and delivered in the        WACHOVIA CAPITAL MARKETS,
presence of:                               INC., a Georgia corporation


/s/ Patrick R. Myers                       By:  /s/ Karen H. McClain
Unofficial Witness                         Printed Name:  Karen H. McClain
                                           Printed Title: Senior Vice President


/s/ Maxine Crawford                             [CORPORATE SEAL]
Notary Public-Cobb County, Georgia
My Commission Expires: July 27, 2002


[NOTARIAL SEAL]
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                                        LESSEE:
                                        ------

Signed, sealed and delivered in the     SCIENTIFIC-ATLANTA, INC., a Georgia
presence of:                            corporation


/s/ Anna S. Plagianis                   By:  /s/ Wallace G. Haislip
Unofficial Witness                      Printed Name:  Wallace G. Haislip
                                        Printed Title: CFO & Treasurer


/s/ Susan S. Lane                              [CORPORATE SEAL]
Notary Public, Gwinnett County, Georgia
My Commission Expires:  Sept. 13, 2002

[NOTARIAL SEAL]

Pursuant to Section 23 of the Lease, Wachovia Bank, N.A., a national banking association, in its capacity as agent for the Lenders, as Agent, hereby consents to this Third Amendment to Lease Agreement.

Signed, sealed and delivered           WACHOVIA BANK, N.A., a
in the presence of:                    national banking association,
                                       as agent for the Lenders


/s/ Patrick R. Myers                    By:  /s/ Karen H. McClain
Unofficial Witness                      Name:  Karen H. McClain
                                        Title: Senior Vice President


/s/ Maxine Crawford                                  [SEAL]
Notary Public-Cobb County, Georgia
My Commission Expires:  July 27, 2002

[NOTARIAL SEAL]

                                  EXHIBIT "A"
                                  -----------

                               Legal Description
                               -----------------


     ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 43 of the 7th District, Gwinnett County, Georgia, as shown on that ALTA/ACSM Survey for Scientific-Atlanta, Inc., Wachovia Capital Markets, Inc., and Commonwealth Land Title Insurance Company, dated September 9, 1999, last revised October 27, 1999, by Thomas Edward Peay, Jr., G.R.L.S. No. 2402, and being more particularly described as follows (the "Benefitted Property"):

     To find the true point of beginning, commence at the southwestern corner of Land Lot 43, said point being the common corner to Land Lots 36, 37, 42 and 43;
     THENCE, North 12 degrees 18 minutes 17 seconds East for a distance of
394.14 feet to THE POINT OF BEGINNING;
     THENCE, North 37 degrees 46 minutes 38 seconds West for a distance of
893.12 feet to a point;
     THENCE, North 52 degrees 09 minutes 06 seconds East for a distance of
539.90 feet to a point;
     THENCE, South 37 degrees 48 minutes 35 seconds East for a distance of
433.79 feet to a point;
     THENCE, South 52 degrees 08 minutes 14 seconds West for a distance of 53.95 feet to a point;
     THENCE, South 37 degrees 53 minutes 33 seconds East for a distance of
545.74 feet to a point;
     THENCE, South 52 degrees 32 minutes 00 seconds West for a distance of
265.27 feet to a point;
     THENCE, North 37 degrees 49 minutes 56 seconds West for a distance of 83.17 feet to a point;
     THENCE, South 52 degrees 32 minutes 00 seconds West for a distance of
221.94 feet to a point;

     Said property contains 11.03 acres more or less.

     TOGETHER WITH a perpetual non-exclusive easement, over, across and through the real property described on Exhibit "A-1" attached hereto (the "Burdened
                               -------------
Property"). The easement shall be located on a sixty-foot strip of land to be designated by the owner of the Benefitted Property. The purpose of the easement is to (i) provide ingress to and egress from the Benefitted Property, (ii) permit the construction and maintenance of a sixty-foot roadway to serve the Benefitted Property, and (iii) permit the location, use, construction and maintenance of utilities to serve the Benefitted Property and the improvements located thereon, including water, sewer, electricity, gas, cable television and storm drainage. In the event the owner of the Burdened Property is the successor-in-interest to Scientific-Atlanta, Inc., then all utilities constructed from and after the date of such succession-in-interest must be located within the sixty-foot strip of land. Prior to the date of such succession-in-interest, if any utilities serving the Benefitted Property are located outside of the sixty-foot roadway, Scientific-Atlanta, Inc. shall grant additional easements in order to permit the location, use, construction and maintenance of such utilities. Scientific-Atlanta, Inc. reserves the right to relocate at its sole expense any and all of the easements created hereby. Such relocation shall be performed in such a manner as to provide for continuous ingress to, egress from, and use of utilities by, the Benefitted Property.